Exhibit 99.1

bluebird bio to Present Immuno-Oncology and Gene Therapy Data at the ASGCT 19th Annual Meeting

CAMBRIDGE, Mass. – April 18, 2016 – bluebird bio, Inc. (Nasdaq: BLUE), a clinical-stage company committed to developing potentially transformative gene therapies for severe genetic and rare diseases and T cell-based immunotherapies for cancer, today announced that data from clinical, preclinical, and research and manufacturing programs will be highlighted in ten presentations at the American Society of Gene & Cell Therapy (ASGCT) 19th Annual Meeting, taking place May 4-7, 2016 in Washington, D.C.

Two oral presentations given by bluebird’s academic collaborators will highlight previously presented data from bluebird bio’s ongoing gene therapy clinical trials. David Williams, M.D., chief of hematology/oncology at Boston Children’s Hospital will present interim data from the Starbeam Study of Lenti-D™ in cerebral adrenoleukodystrophy, and Marina Cavazzana, M.D., Ph.D., of Hospital Necker, University Paris Descartes, will present interim data from the HGB-205 study of LentiGlobin® in severe sickle cell disease and transfusion-dependent b-thalassemia.

Eight additional presentations will be featured at the meeting, highlighting progress across the company’s preclinical, research and process development activities.

“As bluebird continues to build a differentiated T cell oncology franchise, we are excited to present three oncology abstracts that highlight our work on the next generation of technology for T cell-based immunotherapy – including methods of generating T cells with sustained anti-tumor activity, small-molecule regulated chimeric antigen receptors (CARs) and genome editing to generate improved CAR T cells,” said Philip Gregory, D.Phil., chief scientific officer, bluebird bio. “From our hematopoietic stem cell programs, we will also share updates in five presentations covering improvements in scalable manufacturing, transduction efficiency and assay development – critical areas for making gene therapy available to more patients.”

The abstracts are now available online on the ASGCT Annual Meeting website.

Details of bluebird bio’s oral presentations are as follows:

Title: A Phase 2/3 Study of the Efficacy and Safety of Ex Vivo Gene Therapy With Lenti-D Lentiviral Vector for the Treatment of Cerebral Adrenoleukodystrophy

Abstract Number: 250

Session: Clinical Trials Spotlight Symposium

Date: Thursday, May 5, 2016

Time: 9:00 – 9:20 a.m.

Location: Thurgood Marshall North/East

Note: Data previously presented at the 2016 American Academy of Neurology Annual Meeting

Title: Small Molecule-regulated Antigen Recognition System for Inducible T Cell Targeting of Cancer Cells

Abstract Number: 277

Session: Cancer-Immunotherapy, Cancer Vaccines I

Date: Thursday, May 5, 2016

Time: 5:15 – 5:30 p.m.

Location: Washington 4

Title: Clinical Outcomes of Gene Therapy with BB305 Lentiviral Vector for Sickle Cell Disease and β-Thalassemia

Abstract Number: 279

Session: Hematologic & Immunologic Diseases I

Date: Thursday, May 5, 2016

Time: 4:00 – 4:15 p.m.

Location: Washington 5-6

Note: Data previously presented at the 2015 American Society of Hematology Annual Meeting

Title: Towards the Clinical Application of BCMA CAR T cells: The Importance of Reduced Tonic Signaling and Methods to Enhance Memory T Cells

Abstract Number: 747

Session: Cancer-Immunotherapy, Cancer Vaccines III

Date: Saturday, May 7, 2016

Time: 10:45 – 11:00 a.m.

Location: Thurgood Marshall North

Details of bluebird bio’s poster presentations are as follows:

Title: PGE2 Increases Lentiviral Vector Transduction Efficiency of Human HSC

Abstract Number: 229
Session: Hematologic & Immunologic Diseases I

Date: Wednesday, May 4, 2016

Time: 5:30 p.m. – 7:30 p.m.

Location: Exhibit Hall C & B South

Title: Staurosporine Increases Lentiviral Transduction of Human CD34+ Cells

Abstract Number: 221
Session: Hematologic & Immunologic Diseases I

Date: Wednesday, May 4, 2016

Time: 5:30 p.m. – 7:30 p.m.

Location: Exhibit Hall C & B South

Title: Qualification of a p24 ELISA Assay for Quantitation of Total Lentiviral Vector Concentration

Abstract Number: 473
Session: Pharmacology/Toxicology Studies or Assay Development

Date: Thursday, May 5, 2016

Time: 6:00 p.m. – 8:00 p.m.

Location: Exhibit Hall C & B South

Title: Efficient Generation of CART Cells by Homology Directed Transgene Integration into the TCR-Alpha Locus

Abstract Number: 323
Session: Targeted Genome Editing II

Date: Thursday, May 5, 2016

Time: 6:00 p.m. – 8:00 p.m.

Location: Exhibit Hall C & B South

Title: Development of a Stable Producer Cell Line for Scalable Lentiviral Vector Production for Gene Therapy of Hemoglobinopathies

Abstract Number: 458
Session: Vector and Cell Engineering/Manufacturing I

Date: Thursday, May 5, 2016

Time: 6:00 p.m. – 8:00 p.m.

Location: Exhibit Hall C & B South

Title: Characterization of Nanoparticles in Lentiviral Vector Preparations

Abstract Number: 709
Session: Vector and Cell Engineering/Manufacturing II

Date: Friday, May 6, 2016

Time: 6:00 p.m. – 8:00 p.m.

Location: Exhibit Hall C & B South

About bluebird bio, Inc.
With its lentiviral-based gene therapies, T cell immunotherapy expertise and gene editing capabilities, bluebird bio has built an integrated product platform with broad potential application to severe genetic diseases and cancer. bluebird bio’s gene therapy clinical programs include its Lenti-D™ product candidate, currently in a Phase 2/3 study, called the Starbeam Study, for the treatment of cerebral adrenoleukodystrophy, and its LentiGlobin® BB305 product candidate, currently in three clinical studies for the treatment of transfusion-dependent ß-thalassemia and severe sickle cell disease. bluebird bio’s oncology pipeline is built upon the company’s leadership in lentiviral gene delivery and T cell engineering, with a focus on developing novel T cell-based immunotherapies, including chimeric antigen receptor (CAR T) and T cell receptor (TCR) therapies. bluebird bio’s lead oncology program, bb2121, is an anti-BCMA CAR T program partnered with Celgene. bb2121 is currently being studied in a Phase 1 trial for the treatment of relapsed/refractory multiple myeloma. bluebird bio also has discovery research programs utilizing megaTALs/homing endonuclease gene editing technologies with the potential for use across the company’s pipeline.

bluebird bio has operations in Cambridge, Massachusetts; Seattle, Washington; and Paris, France.

LentiGlobin and Lenti-D are trademarks of bluebird bio, Inc.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s existing product candidates and research programs. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks that the preliminary results from our clinical trials will not continue or be repeated in our ongoing clinical trials, the risk that previously conducted studies involving similar product candidates will not be repeated or observed in ongoing or future studies involving current product candidates, the risk of cessation or delay of any of the ongoing or planned clinical studies and/or our development of our product candidates, the risk of a delay in the enrollment of patients in our clinical studies, the risk that our collaboration with Celgene will not continue or will not be successful, and the risk that any one or more of our product candidates will not be successfully developed, approved or commercialized. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent quarterly report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and bluebird bio undertakes no duty to update this information unless required by law.

Contact Infomation

bluebird bio, Inc.
Manisha Pai, 617-245-2107
mpai@bluebirdbio.com

or
Pure Communications, Inc.
Dan Budwick, 973-271-6085
dan@purecommunicationsinc.com